Exhibit (d)
[FACE OF CERTIFICATE]
COMMON STOCK
[LOGO]
COMMON STOCK
TC
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 895848 10 9
THIS CERTIFIES THAT
IS THE RECORD OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF
TRIANGLE CAPITAL CORPORATION
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers to be hereunto affixed.
Dated:
[SIGNATURE]
CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER
[SIGNATURE]
CHIEF EXECUTIVE OFFICER, PRESIDENT AND CHAIRMAN OF THE BOARD
COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
BY
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]
TRIANGLE CAPITAL CORPORATION
The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of
                   survivorship and not as tenants
                   in common
COM PROP — as community property
UNIF GIFT MIN ACT — _________ Custodian _________
                                                (Cust)                       (Minor)
under Uniform Gifts to Minors
Act
          (State)
UNIF TRF MIN ACT — _________ Custodian (until age ___)
                                              (Cust)
                 under Uniform Transfers
      (Minor)
to Minors Act
                          (State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, ___ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________
___________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.
Signature(s) Guaranteed
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.